SECURITIES AND EXCHANGE COMMISSION

Washington, DC

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2007

RBS GLOBAL, INC.	REXNORD LLC
(Exact name of Registrant as specified in its charter)	(Exact name of Registrant as specified in its charter)

Delaware	Delaware
(State of Incorporation)	(State of Incorporation)

333-102428	033-25967-01
(Commission File Numbers)

01-0752045	04-3722228
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

4701 Greenfield Avenue Milwaukee, Wisconsin	53214
(Address of principal executive offices)	(Zip Code)

(414) 643-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously reported in the Form 10-Q filed on February 13, 2007 by RBS Global, Inc. and Rexnord LLC (collectively, the “Company”), on February 7, 2007, the Company completed the acquisition of the Zurn water management business. The sole purpose of this Form 8-K is to provide the historical financial statements of the business acquired as required by Item 9.01(a) of Form 8-K, and the pro forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and information were not included in the Form 10-Q.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated balance sheets of Jacuzzi Brands, Inc. as of September 30, 2006 and 2005 and the related consolidated statements of operations and cash flows for each of the three years in the period ended September 30, 2006 are included herewith as Exhibit 99.1.

The unaudited consolidated balance sheet of Jacuzzi Brands, Inc. as of December 31, 2006 and the related unaudited consolidated statements of operations and cash flows for the three months ended December 31, 2006 and 2005 are included herewith as Exhibit 99.2.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet as of December 30, 2006 and the unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2006 and the nine months ended December 30, 2006 are included herewith as Exhibit 99.3.

(c)	Exhibits

Exhibit No.	Description
99.1	Jacuzzi Brands, Inc. Audited Consolidated Financial Statements

99.2	Jacuzzi Brands, Inc. Unaudited Consolidated Financial Statements

99.3	RBS Global, Inc. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Co-registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 28th day of March, 2007.

REXNORD LLC

By:	/s/ Patricia Whaley
Patricia Whaley
Vice President and General Counsel

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Co-registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 28th day of March, 2007.

RBS GLOBAL, INC.

By:	/s/ Patricia Whaley
Patricia Whaley
Vice President and General Counsel

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Date of Report: February 7, 2007

Exhibit No.	Description
99.1	(1) Jacuzzi Brands, Inc. Audited Consolidated Financial Statements

99.2	(2) Jacuzzi Brands, Inc. Unaudited Consolidated Financial Statements

99.3	(3) RBS Global, Inc. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Financial Information

(1)	Incorporated by reference from Pages F74-F119 of the Company’s Registration Statement on Form S-4 (SEC No. 333-141121).

(2)	Incorporated by reference from Pages F55-F73 of the Company’s Registration Statement on Form S-4 (SEC No. 333-141121).

(3)	Incorporated by reference from Pages 54, 56, 57, 59-63 of the Company’s Registration Statement on Form S-4 (SEC No. 333-141121).